Exhibit 10.1

Texas Equipment Lease

This form is subject to Federal and State legal requirements.

1.             Equipment Leased.

Lessor hereby leases to Lessee, and Lessee hereby hires and takes from Lessor the following-described personal property (hereinafter, with all attachments, replacement parts, substitutions, additions, repairs and accessories  incorporated therein and/or affixed thereto, and proceeds referred to as “Equipment”): (Describe Equipment fully, including make, kind of unit, model and serial numbers, and any other pertinent information.)

See Schedule “A” consisting of four (4) pages attached hereto and made a part hereof.and Lessor agrees within               days from the date hereof to cause said Equipment to be delivered to Lessee, f.o.b.

2.             Term.

This lease is for a term of 36 months, beginning on 7-28-2006 and ending on 7-28-2009.

3.             Rentals.

Lessee, having been quoted a cash price of $6,000,000.00 and a time price of $6,840,728.56 hereby elects to lease the Equipment on a time price basis and agrees to pay the Lessor that portion of said time price which represents the aggregate rentals of $ 6,840,628.56 as follows:

$ 0.00 is herewith paid in advance and the balance of the rentals, $6,840,628.56 is payable in 36  equal, successive, monthly rental payments of $ 190,017.46, of which the first is due 8-28-06, and the others on a like date of each month thereafter until fully paid.

4.             Purchase Option.

See Rider D consisting of one (1) page attached hereto and made a part hereof.

5.             Late Charges.

Any payment not made when due shall, at the option of Lessor, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law. Lessee shall be responsible for and pay to Lessor a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Lessor plus (ii) all other actual costs and expenses incurred by Lessor. The returned check fee is payable upon demand as additional rent under this Equipment Lease.

6.             Use, Nature and Location of Equipment.

 Lessee warrants and agrees that the Equipment is to be used primarily for:

☒ business or commercial purposes (other than agricultural),

☐  agricultural purposes (see definition on the final page), or

☐  both agricultural and business or commercial purposes.

Lessee and Lessor agree that regardless of the manner of affixation, the Equipment shall remain personal property and not become part of the real estate. Lessee agrees to keep the Equipment, when not in service, at

903 Franklin	Brookshire	Harris	TX	77423
Address	City	County	State	Zip Code

and will at all other times keep the Equipment within the lower 48 continental United States. Lessee will notify Lessor promptly in writing of its intention to change the location of the collateral to a location other than what is provided for herein and will only do so with the prior written consent of Lessor.

7.             Repairs.

Lessor shall not be obligated to install, erect, test, adjust, service or make any repairs or replacements; Lessee shall not  incur for Lessor’s account or liability any expense therefor without Lessor’s prior written consent. Lessee shall inspect the Equipment within 48 hours after its receipt; unless within said time Lessee notifies Lessor, stating the details of any defects, Lessee shall be conclusively presumed to have accepted the Equipment in its then condition. Thereafter, Lessee shall effect and bear the expense of all necessary repairs, maintenance, operation and replacements required to be made to maintain the Equipment in good condition, normal wear and tear excepted.

8.             Operators.

Lessee shall cause the Equipment to be operated by competent employees only, and shall pay all expenses of operation.

9.             Liability.

Lessee shall indemnify and save Lessor harmless from any and all injury to or loss of the Equipment from whatever cause, and from liability arising out of the use, maintenance and/or delivery thereof, but shall be credited with any amounts received by Lessor from insurance procured by Lessee. Damage for any loss or injury shall be based on the then true and reasonable market value of the Equipment irrespective of rentals theretofore paid or accrued.

10.          Insurance.

All risk of loss, damage to or destruction of the Equipment shall at all times be on Lessee. Lessee will procure forthwith and maintain at Lessee’s expense insurance against all risks of loss or physical damage to the Equipment for the full insurable value thereof for the life of this lease plus breach of warranty insurance and such other insurance thereon in amounts and against such risks as Lessor may specify, and shall promptly deliver each policy to Lessor with a standard long-form mortgagee endorsement attached thereto showing loss payable to Lessor; and providing Secured Party with not less than 30 days written notice of cancellation; each such policy shall be in form, terms and amount and with insurance carriers satisfactory to Lessor; Lessor’s acceptance of policies in lesser amounts or risks shall not be a waiver of Lessee’s foregoing obligations. As to Lessor’s interest in such policy, no act or omission of Lessee or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

Lessee hereby assigns to Lessor any monies which may become payable under any such policy of insurance and irrevocably constitutes and appoints Lessor as Lessee’s attorney in fact (a) to hold each original insurance policy, (b) to make, settle and adjust claims under each policy of insurance, (c) to make claims for any monies which may become payable under such and other insurance on the Equipment including returned or unearned premiums, and (d) to endorse Lessee’s name on any check, draft or other instrument received in payment of claims or returned or unearned premiums under each policy and to apply the funds to the payment of the indebtedness owing to Lessor; provided, however, Lessor is under no obligation to do any of the foregoing.

Should Lessee fail to furnish such insurance policy to Lessor, or to maintain such policy in full force, or to pay any premium in whole or in part relating thereto, then Lessor, without waiving or releasing any default or obligation by Lessee, may (but shall be under no obligation to) obtain and maintain insurance and pay the premium and any administrative costs therefor on behalf of Debtor and charge the premium and any administrative costs to Lessee’s indebtedness under this lease. The full amount of any such premium and any administrative costs paid by Lessor shall be payable by Lessee upon demand, and failure to pay same shall constitute an event of default under this lease.

11.          Taxes.

Lessee shall comply with and conform to all laws, ordinances and regulations relating to the ownership, possession, use or maintenance of the Equipment, and save Lessor harmless against actual or asserted violations, and pay all costs and expenses of every character occasioned by or arising out of such use. Lessee agrees that, during the term of this lease, in addition to the rent and all other amounts provided herein to be paid, it will promptly pay all taxes, assessments and other governmental charges (including penalties and interest, if any, and fees for titling or registration, if required) levied or assessed:

(a)           upon the interest of the Lessee in the Equipment or upon the use or operation thereof or on the earnings arising therefrom; and

(b)           against Lessor on account of its acquisition or ownership of the Equipment or any part thereof; or the use or operation thereof or the leasing thereof to the Lessee, or the rent herein provided for, or the earnings arising     therefrom,  exclusive, however, of any taxes based on net income of Lessor.

Lessor will file tax returns and reports concerning the Equipment with all appropriate governmental agencies, (unless Lessor notifies Lessee writing) and Lessee agrees to reimburse Lessor for any taxes as it relates to this Master Lease or the Equipment. Applicable laws may also require Lessee to report the Equipment covered by this Master Lease. Lessor does not have to contest any taxes, fines or penalties, however Lessee may do so provided that: (a) Lessee does so in its own name and at its own expense; (b) the contest does not and will not result in any lien attaching to any Equipment or otherwise jeopardize Lessor’s right to any Equipment; and (c) Lessee indemnifies Lessor for all expenses (including legal fees and costs), liabilities and losses that Lessor incurs as a result of any such contest. Lessee will pay estimated property taxes with each lease payment or as invoiced.

12.          Title.

All said Equipment shall remain personal property, and except as provided in the next sentence, title thereto shall remain in Lessor exclusively. With respect to any software financed hereunder as to which Lessor is not the licensee or licensor, Lessee hereby grants Lessor a security interest in such software to secure the payment and performance of Lessee’s obligations under this Lease. Lessee shall keep the Equipment free from any and all liens and claims, and shall do or permit no act or thing whereby Lessor’s title or rights may be encumbered or impaired. Upon expiration or termination hereof by other than default, the Equipment shall be returned unencumbered to Lessor by Lessee at the place where the rent is payable or to such other place as Lessor and Lessee agree upon, at Lessee’s sole expense and in the same condition as when received by Lessee, reasonable wear and tear resulting from proper use thereof alone excepted. Lessee shall pay rent at the said rate until all said Equipment arrives at Lessor’s premises, or other place designated by Lessor.

13.          Inspection.

Lessee shall, whenever requested, advise Lessor of the exact location and condition of the Equipment and shall give Lessor immediate notice of any attachment or other judicial process affecting the Equipment, and indemnify and save Lessor harmless from any loss or damage caused thereby. Lessor may, for the purpose of inspection, at all reasonable times enter upon any job, building or place where the Equipment is located; and may remove the Equipment forthwith, without notice to Lessee, if the Equipment is, in the opinion or Lessor, being used beyond its capacity or in any manner improperly cared for or abused.

14.          Non-Waiver.

Time is of the essence. Lessor’s failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor’s right thereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. No remedy of Lessor hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

15.          No Warranty.

Lessor, not being the manufacturer of the Equipment, nor manufacturer’s agent, makes no warranty or representation, either expressed  or implied, as to  the fitness, quality, design, condition, capacity, suitability, merchantability or performance of the Equipment or of the material or workmanship thereof, it being agreed that the Equipment is leased “as is”

and that all such risks, as between the Lessor and the Lessee, are to be borne by the Lessee at its sole risk and expense. Lessee accordingly agrees not to assert any claim whatsoever against the Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against the Lessor for loss of anticipatory profits or consequential damages. No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to said Equipment are integrated herein.

16.          Possession.

Lessor covenants to and with Lessee that Lessor is the lawful owner of said Equipment free from all encumbrances and that, conditioned upon Lessee’s performing the conditions hereof, Lessee shall peaceably and quietly hold, possess and use the Equipment during said term without let or hindrance.

17.          Performance of Obligations of Lessee by Lessor.

In the event that the Lessee shall fail duly and promptly to perform any of its obligations under the provisions of this lease, the Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expenses (including reasonable attorneys’ fees), penalty and other liability incurred by the Lessor in such performance, together with interest at the applicable rate stated in Paragraph 5 until paid by the Lessee to the Lessor, shall be payable by the Lessee upon demand as additional rent for the Equipment.

18.          Further Assurances.

Lessee shall execute and deliver to Lessor, upon Lessor’s request such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this lease and Lessor’s right hereunder. If any of the Equipment consists of software, Lessee agrees, at Lessor’s request, to inform Lessor of the name of the licensor of such software and to provide Lessor with a copy of the license agreement.

19.          Default.

An event of default shall occur if:

(a)           Lessee fails to pay when due any installment of rent and such failure continues for a period of 10 days;

(b)           Lessee fails to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Lessee by Lessor;

(c)           Lessee dies, ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution  or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

(d)           within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee’s consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated;

(e)           Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any item thereof, except as provided for herein; or

(f)            a third party takes any action to foreclose on, obtain possession or control of, collect, sell or otherwise dispose of or exercise any rights with respect to any of the Equipment without the express written consent of Lessor.

Upon the occurrence of an event of default, Lessor, at its option, may:

(a)  declare all sums due and to become due hereunder immediately due and payable, but in no event shall the Lessee,  upon demand by Lessor for payment of the unpaid time price balance, upon acceleration of the maturity thereof or  otherwise, be obligated to pay any time price differential in excess of that permitted by law;

(b)           proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by the Lessee of any and all covenants of this lease and to recover damages for the breach thereof;

(c)           demand that Lessee deliver the Equipment forthwith to Lessor at Lessee’s expense at such place as Lessor may designate; and

(d)           Lessor and/or its agents may without notice or liability or legal process, enter into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all  force necessary or permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession; Lessor may sell or lease the Equipment at a time and location of its choosing provided that the Lessor acts in good faith and in a commercially reasonable manner, but the Lessor shall, nevertheless, be entitled to recover immediately as liquidated damages for loss of the bargain and not as a penalty any unpaid rent that accrued on or before the occurrence of the event of default plus an amount equal to the difference between the aggregate rent reserved hereunder for the unexpired term of this lease and the then aggregate rental value of all Equipment for such unexpired term, provided, however, that if any statute governing the proceeding in which such damages are to be proved specifies the amount of such claim, Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute.

The provisions of this Paragraph shall be without prejudice to any rights given to the Lessor by such statute to prove for any amounts allowed thereby. Should any proceedings be instituted by or against Lessor for monies due to Lessor hereunder and/or for possession of any or all of the Equipment or for any other relief, Lessee shall pay a reasonable sum as attorneys’ fees.

20.          Assignments.

Neither this lease nor Lessee’s rights hereunder shall be assignable except with Lessor’s written consent; the conditions  hereof shall bind any permitted successors and assigns of Lessee. Lessor may assign the rents reserved herein or all or any of Lessor’s other rights hereunder. After such assignment, Lessor shall not be assignee’s agent for any purpose; Lessee will settle all claims arising out of alleged breach of warranties or otherwise, defenses, setoffs and counterclaims it may have against Lessor directly with Lessor, and not set up any such against Lessor’s assignee, Lessor hereby agreeing to remain responsible therefor. Lessee, on receiving notice of any such assignment, shall abide thereby and make payment as may therein be directed. Following such assignment, solely for the purpose of determining assignee’s rights hereunder, the term “Lessor” shall be deemed to include or refer to Lessor’s assignee.

21.          Miscellaneous.

Lessee will not change or remove any insignia or lettering on the Equipment and shall conspicuously identify each item of the Equipment by suitable lettering thereon to indicate Lessor’s ownership. All transportation charges shall be borne by Lessee. All notices relating hereto shall be sent certified mail return receipt requested to Lessor or Lessee at its respective address shown herein or at any later address last known to the sender. If any part hereof is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof. Lessee waives all rights under all exemption laws. Lessee acknowledges the receipt of a true copy of this lease. This lease is irrevocable for the full term hereof and for the aggregate rental herein reserved, and the rent shall not abate by reason of termination of Lessee’s right of possession and/or the taking of possession by Lessor or for any other reason.

In no event shall the Lessee, by acceleration or prepayment of the unpaid time price balance hereunder or otherwise, be obligated to pay any time price balance differential in excess of the amount permitted by law. Any acceleration or prepayment of the unpaid time price balance shall be subject to all applicable laws, including rebates of unearned charges. If in any event whatsoever, Lessor shall receive anything of value deemed interest under applicable law which would exceed the maximum amount of interest under applicable law, the excess amount shall be applied to the reduction of the unpaid time price balance or shall be refunded to the Lessee. All sums paid or agreed to be paid by Lessee to Lessor for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this transaction so that the amount of consideration constituting interest is uniform throughout the term hereof and does not exceed the maximum permitted by applicable law.

In the event this Lease is deemed to create a security interest, Lessee grants Lessor a security interest in the Equipment as security for all of Lessee’s indebtedness and obligations owing under this Lease as well as all other present and future indebtedness and obligations of Lessee to Lessor of every kind and nature whatsoever. Lessee authorizes Lessor to file a financing statement with respect to the Equipment and ratifies the filing by Lessor of any such financing statement previously filed.

If Lessee is an organization, Lessee (a) is the type of organization, (b) is organized under the laws of the jurisdiction, (c) has its chief executive office, and (d) if it is a “registered organization” as defined in Article 9 of the Uniform Commercial Code (i.e., organized solely under the laws of a single State and as to which the State must maintain a public record showing the organization to have been organized), has the organizational identification number (or, if none, has been assigned no such number by the State of organization), all as set forth under Lessee’s name (which is its exact and complete legal name) at the signature line of this Lease. If Lessee is an individual, Lessee’s exact and complete legal name and principal residence are as set forth at and under Lessee’s name at the signature line of this Lease. Lessee agrees to notify Lessor immediately in the event of a change in any of the foregoing facts and information.

If Lessee is a corporation, this Lease is executed by authority of its Board of Directors.

22.          Entire Agreement.

This written agreement and the other documents described or contemplated herein represent the final agreement between the parties, embody the entire agreement and understanding between the parties hereto and thereto, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. Lessee’s initials

23.          Special Provisions.

See Rider “B” consisting of one (1) page attached hereto and made a part hereof.

See Rider “C” consisting of one (1) page attached hereto and made a part hereof.

See Rider “D” consisting of one (1) page attached hereto and made a part hereof.

See Rider “T” consisting of one (1) page attached hereto and made a part hereof.

THIS TEXAS EQUIPMENT LEASE IS MADE AND SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF ARIZONA.

The undersigned agree to all the terms and conditions set forth herein, and in witness whereof, they hereby execute this lease.

 Dated: July 25, 2006

Lessee:

Quantum Geophysical, Inc.

By	/s/ Thomas J. Concannon	Title	Treasurer

One Riverway, Suite 2100
Address

Houston	TX	77056
City	State	Zip Code

If an organization, Type of organization:  Corporation

If an individual, Principal residence:

Jurisdiction of organization: Texas

Organizational identification Number (or “None”): 76-0547282

Location of chief executive office: Houston, TX

Lessor:

The CIT Group/Equipment Financing, Inc.

By	/s/ Don A. Luttenegger	Title	V.P. Specialty Funding
If corporation, give official title . If owner or partner, state which.

1540 W Fountainhead Pkwy
Address

Tempe	AZ	85282
City	State	Zip Code

If Lessee is a partnership, enter:

Partners’ names	Home addresses

Schedule A

to Texas Equipment Lease

Seismic Survey Equipment consisting of:

•      Three Thousand (3000) Geophone Strings

•      Land String 6 per

•      SCI-Element 10hx 375 Ohm 2.5% tolerance

•      HP-1 Land Case w/3” steel spike

•      HCL-2P 15FT connectors each end

•      25FT Interval 3-70-210/F d-loop

•      Hasp

•      Cases & hasp marked

•      Vibrators AHVIV-362, GVW 58K with Options

•      Vibrator Specifications:

•      Mass Model: PLS 362-A P-WAVE TYPE

•      Mass Weight: 8,120 LB

•      Peak Force: 61,800 LBF

•      Piston Area: 20.6 SQ. IN

•      Usable Stroke: 3.87 IN

•      Displacement Limit: 6.3 HZ

•      Frequency Range: 5 – 250 HZ

•      Mass Balancing: AIR BAG

•      Mass Accumulators: FLOW-THRU TYPE. ONE (1) LITER EACH IN SERVO VALVE SUPPLY & RETURN
PORTS

•      Mass Rebound: POLYURETHANE

•      Stilt Structure Type: I/O PATENTED TIE ROD TYPE CONSTRUCTION WITH HYDRAULIC MEANS TO
ADJUST ACTUATOR PRELOAN. ALLOY STEEL AND STAINLESS STEEL

•      Baseline Dimensions: 7.2 x 42 x 92 IN

•      Baseplate Area: 3,864 SQ. IN.

•      Driven Structure Weight: 4,020 LB

•      Lift Cylinder: 4” BORE X 38” STROKE, CAST IRON RINGS, NFPA. TIE-ROD DESIGN, BLIND END CUSHION.
DOWN PRESSURE GAGE

•      Lift Valve: INTEGRATED CIRCUIT CARTRIDGE VALVE DESIGN FOR 4-WAY AND REDUCING FUNCTIONS.

•      Servo Valve: ATLAS 240 HD DRILLED AND PLUGGED TO ACCEPT DR MODIFICATION, MOOG 760C928A
PILOT VALVE, PELTON DR MODIFICATION FOR SERVO VALVE

•      Servo Filter: PARKER 3 MICRON ABSOLUTE

•      Vibrator Pump: DUAL DENNISION P7 SERIES, 7.25 CU. IN. 160 GPM AVAILABLE TO VIBRATOR @ 3000
PSID, ELECTRONIC DISPLACEMENT CONTROL

•      System Accumulators: 2.5 GAL BLADDER TYPE, TOP REPAIRABLE

•      Hydraulic Reservoir: 55 GALLON, SCHROEDER 3.5 MICRON ABSOLUTE DUAL ELEMENT RETURN FILTER

•      Hydraulic Oil Filtration: HIGH PRESSURE SCHROEDER TRIPLE ELEMENT FILTER ON BOTH HIGH AND
LOW PRESSURE, 3.5 MICRON ABSOLUTE

•      Hydraulic System Pressure: 3,200 PSI HIGH PRESSURE, 200 PSI LOW PRESSURE

•      Heat Exchanger: STEEL CORE, FOR VIBRATOR TESTED TO 500 PSI, HYDRAULIC FAN DRIVE WITH
CROWLEY MULTI-WING FAN, HINGED GUARD FOR CLEANING

•      Engine Specifications:

•      Model: DETROIT DIESEL SERIES 60

•      Type: WATER COOLED 4-CYCLE

•      Cylinders: IN-LINE SIX, OVERHEAD CAM

•      Displacement: 854 CU. IN.

•      Horsepower: 425 BHP @ 1950 RPM

•      Torque: 1,244 LB-FT @ 1900 RPM

•      Weight: 2,670 LB

•      RPM (setup): 1950 RPM

•      Fuel Consumption: 6 TO 9 GAL/HR DEPENDING ON CONDITIONS

1

•      Air Cleaner: DONALDSON 3-STAGE STG16, PRIMARY AND SECONDARY ELEMENTS WITH EXHAUST ASPIRATOR

•      Engine Shutdown System:   USER SELECTABLE—AUDIO/VISUAL WARNING ONELY OR FULL SHUTDOWN: HIGH TEMPERATURE, LOW COLLANT, LOW OIL PRESSURE, LOW HYDRAULIC FLUID, LAMP CHECK ON START UP

•      Fuel Filters: DAVCO PRIMARY W/ WATER SEPERATOR AND SPIN-ON SECONDARY

•      Antifreeze & Coolant Inhibitor

•      Carrier Specifications:

•      Buggy Dimensions (w/66 x 43 Tires)

•      Length: 394 IN.

•      Width: 134 IN.

•      Height A: 118 IN.

•      AT CR: 123 IN.

•      AT EXHAUST: 136 IN.

•      Wheelbase: 188 IN.

•      Turning Radius: 273 IN (Inside)

: 428 IN (Outside)

(using 66 x 43 tires)

•      Ground Clearance: 18 IN

•	Buggy Weights:	MINIMUM	MAXIMUM*
•	Gross Vehicle:	57,250 LB	66,000 LB
•	Hold Down:	50,350 LB	64,000 LB
•	Front Axle:	30,400 LB	34,950 LB
•	Rear Axle:	26,850 LB	31,050 LB

* (Desired weight to be achieved with removable slide-on frame weights)

•      Buggy Model: AHV4 ARTICULATED HYDROSTATICALLY DRIVEN VIBRATOR BUGGY

•      Axle: JOHN DEERE 1400 SERIES INBOARD,  PLANATARY AXLE WITH ENCLOSED WET DISC BRAKES AND DIFFERENTIAL LOCK GEAR RATIO 26.18:1

•      Air Compressor: 12 CFM WATER COOLED

•      Air Conditioner 20,000 BTU, HFC 134A REFRIGERANT

•      Brakes, Service: HDRAULIC WET DISC BRAKES W/ACCUMULATOR STORAGE FOR (20) STOPS MINIMUM AFTER SHUTDOWN

•      CAB: FABRICATED STEEL, HIGH VISIBILITY CONSTRUCTION, INSULATED W/ADJUSTABLE DRIVER AND PASSENGER SEAT. (2) 3-POINT SHOULDER BELTS, AIR CONDITIONING, HEATER, DEFROSTER, WIPER AND DOME LIGHT 12V OUTLET, SIDE MOUNTED MIRRORS

•      Transmission: FUNK POWERSHIFT 6-SPED W/GATE HFE SUNDSTRAND 90 SERIES 100 CC WITH ELECTRIC DISPLACEMENT CONTROL

•      Drive Motors: SUNSTRAND 90 SERIES 100 CC

•      Driveshaft: MECHANICS 7C

•      Electrical: 24 VOLT START, 12 VOLT RUN WITH 105 AMP ALTERNATOR AND TWO HEAVY DUTY 12 VOLT 8D BATTERIES. BATTERY DISCONNECT SWITCH. BACKUP ALARM

•      Engine Cooling Frame: HEAVY DUTY RADIATOR & CHARGE AIR COOLER SOLID STEEL 3” FRAME RAILS, 30 DEGREE ARTICULATING STEERING AND 16.5 DEGREE OSCILLATING CENTER JOINT, FRONT AND REAR STEEL BUMPERS, REAR RUBBER BUMPER COLLISION BUMPERS, TOW HOOKS, LIFTING EYES. ROPS CERTIFICATION

•      Steering: ARTICULATED, HYDRAULIC POWER STEERING, 4” BORE X 12” STROKE CYLINDERS, EATON STEERING CONTROL VALVE

•      Fuel Tank: FABRICATED, 220 GAL CAPACITY

•      Heat Exchanger: STEEL CORE, FOR DRIVE, TESTED TO 500 PSI. HYDRAULIC FAN DRIVE FOR CROWLEY MULTI-WING FAN, HINGED GUARD FOR CLEANING

•      Lighting: HEAD LIGHTS, TAIL LIGHTS, TURN SIGNALS, STOP LIGHTS, EMERGENCY FLASHERS, BACK-UP LIGHTS, FOG LIGHT TWO (2) WORKLIGHTS ON REAR OF CAB

•      Pump Drive: TERRELL DOUBLE PUMP DRIVE, 1.41:1 SPEEDUP RATION, W/COOLING CIRCUIT & FILTER

•      Roadspeed (maximum): 16 MPH

•      Tractive Effort: 1ST GEAR: 1.51 MPH 98.5%    GRADABILITY

2ND GEAR: 2.68 MPH 55.74% GRADABILITY

3RD GEAR: 3.51 MPH 42.48% GRADABILITY

2

4TH GEAR: 6.21 MPH 24.03% GRADABILITY

5TH GEAR: 8.77 MPH 17.07% GRADABILITY

6TH GEAR: 16.0 MPH 9.23%   GRADABILITY

(Theoretical w/no loss of traction)

•      Hydraulic Hoses: AEROQUIP, JIC AND FLANGE FITTINGS

•      Hydraulic Fluid: CONFORMS TO ISO 6074 TYPE HLP:

VG 32: 0 DEG F MIN. STARTUP

150 DEG F MAX. CONTINUOUS

176 DEG F MAX INTERMITTENT

VG 68: 32 DEG F MIN. STARTUP

183 DEG F MAX. CONTINUOUS

210 DEG F MAX. INTERMITTENT

OTHER GRADES AVAILABLE FOR OTHER EXTREMES

•      Engine Oil: API CF-2, SAE 40 (SAE 50 OVER 200 DEG F COOLANT OUT)

•      Tires & Wheels: NOT INCLUDED

•      I/O System Two – RSR-3

•      Central Transceiver Controller, CTC, C2/

•      Module, Electronics, CITC C2/V2

•      Module, Power, CTC

•      Cable Assy, Power, I2V Central Electronics

•      Cable Assy, DB9 to D89 F-F10’

•      Cable Assy, CTC to VR PC

•      Cable Assy, CTC SSI to Power Module

•      Cable Assy, CTC Elec Module Power

•      Cable Assy, CTC CTR Power

•      Cable Assy, CTC to CTR

•      Kit, Software, V2 System

•      Transcriber Two (T2), software T2, ver 1.6.4

•      RSR-3, 1 GBYTE Flash

•      Dynacon Lids

•      1 Gbyte Flash Memory

•      8 Mbyte RAM

•      Analog Board is PAAD

•      RSR-3, 1 Gbyte Flash

•      Dynacon Lids

•      1 Gbyte Flash Memory

•      8 Mbyte RAM

•      Analog Board Set is PA-5 with AD

•      Includes refurnished analog boards and other mechanical parts from MRX boxes

•      Antenna ASSY, VRSR, Radome, 3FT

All of the above to include attachments, replacements, substitutions, additions and accessions thereof, plus the proceeds of all the foregoing.

3

Collateral shall mean all of the following property of Lessee:

(a)           All of the Lessee’s now existing and future: (i) accounts, as defined in the Uniform Commercial Code (“UCC”), and any and all other receivables, including, without limitation, all accounts created by, or arising from, all of the Lessee’s sales, leases, rentals of goods or renditions of services to its customers, including but not limited to, those accounts arising under any of, the Lessee’s trade names or styles, or through any of the Lessee’s divisions; (ii) any and all instruments, documents, chattel paper (including electronic chattel paper); (iii) unpaid seller’s or lessor’s rights (including rescission, replevin, reclamation, repossession and stoppage in transit) relating to the foregoing or arising therefrom; (iv) rights to any goods represented by any of the foregoing, including rights to returned, reclaimed or repossessed goods; (v) reserves and credit balances arising in connection with or pursuant hereto; (vi) guarantees, supporting obligations, payment intangibles and letter of credit rights; (vii) insurance policies or rights relating to any of the foregoing; (viii) all rights to payment, including those arising in connection with bank and non-bank credit cards and including any electronic media and software, pertaining to any and all of the foregoing; and (ix) notes, deposits or property of account debtors securing the obligations of any such account debtors to the Lessee;

(b)           All of the Lessee’s present and hereafter acquired inventory (as defined in the UCC) and including, without limitation, all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same in all stages of production - from raw materials through work-in-process to finished goods;

(c)           All present and hereafter acquired general intangibles (as defined in the UCC), and shall include, without limitation, all present and future right, title and interest in and to: (i) all trademarks, tradenames, corporate names, logos and designs, (ii) patents, together with any improvements on said patents, utility models, industrial models and designs, (iii) copyrights, (iv) trade secrets, (iv) licenses, (v) all applications with respect to the foregoing, (vi) all right, title and interest in and to any and all extensions and renewals,
(vii) goodwill with respect to any of the foregoing, and (viii) customer lists, distribution agreements, licensing agreements, supply agreements, indemnification rights and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise;

(d)           All present and hereafter acquired equipment (as defined in the UCC) including, without limitation, all machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, and accessories installed thereon or affixed thereto;

(e)           All present and future documents (as defined in the UCC) and any and all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not and all goods and Inventory relating thereto; and

(f)            All present and future cash and non-cash proceeds of all of the foregoing.

4

Rider “B”- PREPAYMENT RIDER

Attached to and made part of the Texas Equipment Lease (“Lease”) dated 07/25/06 between Quantum Geophysical, Inc., as Lessee and The CIT Group/Equipment Financing, Inc., as Lessor.

If this Lease is prepaid prior to the date provided for repayment in the Lease, the Lessee agrees to pay the following fees:

four percent (4%) of the unpaid balance if such prepayment occurs during the first year two percent (2%) of the unpaid balance if such prepayment occurs during the second year one percent (1%) of the unpaid balance if such prepayment occurs during the third year

Lessee:

Quantum Geophysical Inc.

By	/s/ Thomas J. Concannon	Title	Treasurer

Lessor:

The CIT Group/Equipment Financing, Inc.

Don A. Luttenegger
By	/s/ Don A. Luttenegger	Title	V.P. Specialty Funding

1

Rider “C”- COVENANT RIDER

ATTACHED TO AND BY THIS REFERENCE MADE A PART OF THE TEXAS EQUIPMENT LEASE (“LEASE”)
WHEREIN QUANTUM GEOPHYSICAL, INC. IS LESSEE AND THE CIT GROUP/EQUIPMENT FINANCING, INC. IS
LESSOR DATED 7/25/06.

LESSEE COVENANTS AND AGREES THAT DURING THE TERM OF THIS LEASE, IT WILL BE AN EVENT OF DEFAULT IF IT SHALL BREACH OR FAIL TO COMPLY WITH ANY OF THE FOLLOWING COVENANTS:

1.     ON A QUARTERLY BASIS, NO LATER THAN 45 DAYS AFTER THE END OF EACH FISCAL QUARTER, LESSEE SHALL PROVIDE DIRECTLY TO The CIT Group/Equipment Financing, Inc. (CIT) COMPLETE FINANCIAL STATEMENTS (BALANCE SHEET, INCOME STATEMENT AND STATEMENT OF CASH FLOWS) CERTIFIED BY THE CHIEF FINANCIAL OFFICER.

2.     ON AN ANNUAL BASIS, NO LATER THAN 90 DAYS AFTER THE END OF ITS FISCAL YEAR, LESSEE SHALL PROVIDE DIRECTLY TO The CIT Group/Equipment Financing, Inc. (CIT) COMPLETE FINANCIAL STATEMENTS (BALANCE SHEET, INCOME STATEMENT AND STATEMENT OF CASH FLOWS) CERTIFIED BY THE CHIEF FINANCIAL OFFICER.

3.     AT ANY TIME DURING THE TERM OF THIS LEASE, THE OWNERSHIP OF LESSEE CHANGES SUCH THAT GEOKINETICS INC. FAILS TO OWN AT LEAST 80% OF THE OUTSTANDING VOTING CAPITAL STOCK OF LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

4.     LESSEE IS IN DEFAULT OF ANY OBLIGATION TO PNC BANK.

5.     FROM TIME TO TIME, LESSEE SHALL FURNISH TO LESSOR SUCH FURTHER INFORMATION REGARDING THE BUSINESS AFFAIRS AND FINANCIAL CONDITION OF LESSEE AS LESSOR MAY REASONABLY REQUIRE.

LESSEE:

QUANTUM GEOPHYSICAL, INC.

By	/s/ Thomas J. Concannon	Title	Treasurer

Send to the attention of:	Credit Compliance Department
The CIT Group/Equipment Financing, Inc.
1540 W. Fountainhead Pkwy.
Tempe, AZ 85282

1

Rider “D” - PUT RIDER

Attached to and made a part of the Texas Equipment Lease (“Lease”) dated 7/25/2006 between, Quantum Geophysical, Inc. as Lessee and The CIT Group/Equipment Financing, Inc. as Lessor.

Notwithstanding anything to the contrary stated in Section A of the Lease at the expiration of the original term of the Lease, Lessee shall exercise its purchase option set forth in the Lease and agrees that, in addition to other amounts due and to become due under the Lease, to pay Lessor the purchase price of $100.00 provided, however, Lessee shall not be entitled to receive title to the leased equipment until Lessee has paid in full all rentals owing under the Lease and has fulfilled all of its other obligations thereunder.

Upon completion of the foregoing, Lessor shall transfer title to Lessee AS-IS, WHERE-IS, without recourse, representation or warranty of any kind except that Lessor will warrant that the Equipment is free and clear of any liens created by Lessor.

Lessee:

Quantum Geophysical, Inc.

By	/s/ Thomas J. Concannon	Title	Treasurer

Lessor:

The CIT Group/Equipment Financing, Inc.

Don A. Luttenegger
By	/s/ Don A. Luttenegger	Title	V.P. Specialty Funding

RIDER “T”

Texas Usury Savings Language

Attached to and made a part of the Texas Equipment Lease dated 7/25/2006 between The CIT Group/Equipment Financing, Inc. as Lessor and Quantum Geophysical, Inc. as Lessee (“Lease”).

RATE PROVISION: In no event shall Lessee, by acceleration or prepayment of unpaid amounts hereunder or otherwise, be obligated to pay any interest in excess of the amount permitted by applicable law. Any acceleration or prepayment of unpaid amounts hereunder shall be subject to all applicable laws, including rebated of unearned charges. If in any event whatsoever, Lessor shall receive anything or value deemed interest under applicable law which would exceed the maximum amount of interest under applicable law, the excess amount shall be applied to the reduction of the unpaid payments or shall be refunded to Lessee. All sums paid or agreed to be paid by Lessee to Lessor for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this transaction so that the amount of consideration constituting interest is uniform throughout the term of the Lease and does not exceed the maximum permitted by applicable law.

FINANCE CHARGES: In the event that the Lease is deemed to be a financing lease or loan agreement, Lessor and Lessee hereby acknowledge and agree that the difference between (i) the cost of the Equipment, which is $6,000,000,00, and (ii) the total sum of the payments $6,840,628.56 shall be interest on the Equipment cost, which is equal to the rate of 8.72% per annum, and which Lessee hereby agrees to pay.

Lessee:

Quantum Geophysical, Inc.

By	/s/ Thomas J. Concannon	Title	Treasurer

Lessor:

The CIT Group/Equipment Financing. Inc.

Don A. Luttenegger
By	/s/ Don A. Luttenegger	Title	V.P. Specialty Funding